Operating Lease	6 Months Ended
Jun. 30, 2022
Operating Lease, Liability [Abstract]
Operating Lease
Note 5 - Operating Lease

The Company leases its headquarters in Israel. The lease agreement will expire in December 2022, and contains a renewal option of 2 years, which are reasonably certain to be exercised and therefore are factored into our determination of lease payments. In Addition, the Company acquired operating lease right-of-use assets and liabilities in Sheffield, UK, through the recent business combination of The Floow, which their lease agreements will expire in September 2027 and December 2029.

The following table presents the maturity of lease liabilities under the Company’s non-cancelable operating leases as Follows:

USD thousand

Six months ending December 31, 2022	538
2023	1,076
2024	1,076
2025	185
2026	185
Thereafter	260

Total undiscounted minimum lease payments	3,320
Less: Imputed interest	(191)

3,129